SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 10, 2000
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                                INFE.COM, INC.
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            (Exact name of registrant as specified in its charter)


         Florida                  000-28729             11-3144463
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(State or other jurisdiction     (Commission         (I.R.S. Employee
of incorporation)                File Number)        Identification No.)


                    8000 Towers Crescent Drive, Suite 640
                              Vienna, VA  22182
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            (Address of principal executive office) (Zip code)


Registrant's telephone number including area code: (703) 734-5650
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      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

                               Exhibits
                               --------
Exhibit                                                         Page No.

1.1           Letter dated October 23, 2000 of Hoffman,
              Morrison & Snyder, P.C..........................      3


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ITEM 4.    Changes in Registrant's Certifying Accountant.

The purpose of this amendment is to amend Item 4 of the Current Report on Form 8-K filed by the Registrant on October 10, 2000, to more precisely reflect the circumstances surrounding a change in the Registrant's independent certified public accountants.

Hoffman, Fitzgerald & Snyder, P.C., formerly Hoffman, Morrison &
Fitzgerald, P.C., was terminated as the Registrant's independent certified public accountants effective October 5, 2000.

Rachlin, Cohen, & Holtz, P.C. was engaged on October 5, 2000, as the Registrant's independent certified public accountants.

The decision to change accountants was approved by the Registrant's board of directors.

Within the two most recent years, as well as any subsequent interim period preceding the date of dismissal, there were no disagreements between the Registrant and Hoffman, Fitzgerald & Snyder, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Hoffman, Fitzgerald & Snyder did not perform a review of the financial statements for the fiscal period ending August 31, 2000.

The report of Hoffman, Fitzgerald & Snyder, P.C. on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           INFE.COM, INC.
                                           --------------
                                           Registrant


Date: October 23, 2000                     By:  /s/ Thomas Richfield
                                              -----------------------
                                              Thomas Richfield, CEO



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